UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): July 1, 2023
Coronado Global Resources Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-56044 (Commission File Number)	83-1780608 (IRS Employer Identification No.)

Level 33, Central Plaza One, 345 Queen Street Brisbane, Queensland, Australia (Address of principal executive offices)	4000 (Zip Code)

Registrant’s telephone number, including area code: (61) 7 3031 7777

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 1, 2023, Citibank, N.A., as administrative agent for the Lenders to that certain Credit Agreement, dated as of May 12, 2021, by and among Coronado Global Resources Inc., a Delaware corporation (the “Company”), Coronado Coal Corporation, as U.S. Borrower, Coronado Finance Pty Ltd, as Australian Borrower, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto, and Citibank, N.A, as administrative agent (as amended, restated, amended and restated, supplemented or otherwise modified prior to July 1, 2023, the “ Existing Credit Agreement”), delivered to the Company and its affiliates that certain Second Amendment to Syndicated Facility Agreement, dated as of July 1, 2023 (the “Second Amendment”), which amends the Existing Credit Agreement to incorporate “Benchmark Replacement Conforming Changes” in accordance with Section 3.03(a) of the Existing Credit Agreement (the Existing Credit Agreement as amended by the Second Amendment, the “Amended Credit Agreement”).

Pursuant to the benchmark replacement provisions in the Existing Credit Agreement and the Benchmark Replacement Conforming Changes set forth in the Second Amendment, Dollar LIBOR under the Existing Credit Agreement, has been replaced by Term SOFR (as defined in the Amended Credit Agreement), and the administrative agent’s customary Term SOFR interest rate-based mechanics and related provisions have been incorporated as set forth in the Second Amendment.

Other than the changes described above, all other material provisions of the Existing Credit Agreement remain unchanged.

The foregoing description of the Second Amendment is qualified by reference to the full text of the Second Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with the Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
10.1	Second Amendment to Syndicated Facility Agreement, dated as of July 1, 2023, among Citibank, N.A., as administrative agent, Coronado Coal Corporation, as U.S. Borrower, Coronado Finance Pty Ltd, as Australian Borrower, and the other Loan Parties, Administrative Agent and the lenders named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coronado Global Resources Inc.

By:	/s/ Christopher P. Meyering
Name:	Christopher P. Meyering
Title:	Vice President, Chief Legal Officer and Secretary

Date:	July 6, 2023